Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Preferred and Income Securities Fund, JPMorgan SmartRetirement 2065 Fund, JPMorgan SmartRetirement 2070 Fund, JPMorgan SmartRetirement Blend 2065 Fund and JPMorgan SmartRetirement Blend 2070 Fund (the “Funds”), each a series of the JPMorgan Trust IV (the “Registrant”);

I, Matthew J. Kamburowski, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Matthew J. Kamburowski
Matthew J. Kamburowski President and Principal Executive Officer

September 8, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Preferred and Income Securities Fund, JPMorgan SmartRetirement 2065 Fund, JPMorgan SmartRetirement 2070 Fund, JPMorgan SmartRetirement Blend 2065 Fund and JPMorgan SmartRetirement Blend 2070 Fund (the “Funds”), each a series of the JPMorgan Trust IV (the “Registrant”);

I, Timothy J. Clemens, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Timothy J. Clemens
Timothy J. Clemens Treasurer and Principal Financial Officer

September 8, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.